Investor Presentation March 31, 2023 Iowa City, Iowa Denver, Colorado Naples, Florida Minneapolis, Minnesota Minneapolis, Minnesota Dubuque, IowaDenver, Colorado Iowa City, Iowa

2 Forward Looking Statements & Non-GAAP Measures Cautionary Note Regarding Forward-Looking Statements This release contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the risks of mergers (including with IOFB), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (2) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the impact of inflationary pressures on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (3) the effects of actual and expected increases in inflation and interest rates, including on our net income and the value of our securities portfolio; (4) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (5) fluctuations in the value of our investment securities; (6) governmental monetary and fiscal policies; (7) changes in and uncertainty related to benchmark interest rates used to price loans and deposits, including the expected elimination of LIBOR and the adoption of a substitute; (8) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, including the new 1.0% excise tax on stock buybacks by publicly traded companies and any changes in response to the recent failures of other banks; (9) the ability to attract and retain key executives and employees experienced in banking and financial services; (10) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (11) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (12) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (13) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (14) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (15) volatility of rate-sensitive deposits; (16) operational risks, including data processing system failures or fraud; (17) asset/liability matching risks and liquidity risks; (18) the costs, effects and outcomes of existing or future litigation; (19) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business; (20) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (21) war or terrorist activities, including the war in Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (22) the effects of cyber-attacks; (23) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; (24) effects of the ongoing COVID-19 pandemic, including its effects on the economic environment, our customers, employees and supply chain; (25) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and may withdraw deposits to diversify their exposure; (26) the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time at other banks that resulted in failure of those institutions; and (27) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield, tax equivalent, efficiency ratio, pre-tax / pre-provision net revenue, return on average tangible equity, net interest margin, tax equivalent, and adjusted earnings / adjusted diluted earnings per common share. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Section "Non-GAAP Financial Measures."

3 Overview of MidWestOne Diverse & Expanding Markets: Iowa, Minnesota, Wisconsin, Colorado, and Florida Growing communities for 85+ years Headquartered in Iowa City, IA • 57 Banking Offices Commercial and Consumer Banking • $6.4B Total Assets • $3.9B Loans and $5.6B Deposits Wealth Management • $2.8B AUA Banking Offices & Financial Information as of March 31, 2023

Our History and Growth Profile

Iowa State Bank & Trust Company **Founded in 1934**.

In 2008, **MidWest*One* Financial Group, Inc. merged with ISB Financial Corp.** and the Company's name was changed to MidWest*One*.

In 2015, MidWest*One* **acquired Central Bancshares, Inc.**, expanding the Company into Minneapolis-St. Paul Metro and Southwest Florida.

MidWest*One* **expanded into Denver, Colorado** in 2017.

Acquired ATBancorp in 2019, expanding MidWest*One* into Dubuque and Des Moines, IA and Southwest Wisconsin.

In June 2022, MidWest*One* **acquired Iowa First Bancshares Corp.**

Total Assets ($ Millions)



$4,764
$5,737
$5,960
$6,410
1Q20
1Q21
1Q22
1Q23

Loans and Deposits ($ Millions)



$3,441
$3,860
$3,374
$4,795
$3,256
$5,078
$3,933
$5,555
1Q20
1Q21
1Q22
1Q23
Gross Loans
Total Deposits

MidWest*One* FINANCIAL GROUP, INC.

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MOFG's Attractive and Growing Core Markets

Rural core deposit franchise that supports growing metropolitan markets

Iowa Community



$1,743M Deposits and $883M Gross Loans
23 Banking Offices

- Significant agriculture, education, healthcare, and manufacturing industries
- Pella Corporation was ranked #1 on Forbes "2022 Best-In-State Employers List"
- Stable deposit franchise

Iowa Metro



$1,842M Deposits and $1,339M Gross Loans
16 Banking Offices

- Significant education, healthcare, manufacturing, and retail industries
- Iowa City, Iowa was ranked by Forbes as One of the Top 25 "Best Places to Retire in 2023"
- Lower unemployment rates and higher projected population growth than the national rate

Twin Cities



$1,325M Deposits and $1,162M Gross Loans
15 Banking Offices

- Significant healthcare, manufacturing, and retail industries
- General Mills was ranked by Forbes as #22 on "America's Best Large Employers List 2022: The Top 100"
- Lower unemployment rates and higher projected population growth than the national rate

Denver



$117M Deposits and $383M Gross Loans
1 Banking Office

- Significant healthcare, transportation, and telecommunication industries
- Ranked #1 out of 25 by Forbes as "America's best city to buy a home in 2022"
- Lower unemployment rates and higher projected household income change and population growth than the national rate

	Iowa Community	Iowa Metro	Twin Cities	Denver	National
Median HHI	$62,409	$71,317	$92,084	$95,551	$72,465
2022 - 2027 Projected HHI Change	9.85%	9.99%	10.55%	14.51%	12.10%
2022 - 2027 Projected Pop. Growth	1.16%	3.54%	4.53%	5.47%	3.21%
March 2023 Unemployment Rate	2.8%	2.9%	2.8%	2.7%	3.5%

Source: S&P Capital IQ for Median HHI, 2022 - 2027 Projected HHI, and 2022-2027 Projected Population Growth) & Bureau of Labor Statistics - March 2023 Unemployment Rate

Note: Markets are representative of the following metropolitan areas (combined as applicable):

- Iowa Community - Muscatine, Fairfield, Fort Madison IA / Keokuk IL, Oskaloosa, Pella, Platteville, WI.
- Iowa Metro - Cedar Rapids, Des Moines, Dubuque, Iowa City, and Waterloo/Cedar Falls.
- Twin Cities - Minneapolis/St. Paul/Bloomington, MN - WI.
- Denver - Denver, Colorado

Note: Banking offices, deposits ($ Millions) and loans ($ Millions) as of March 31, 2023. Deposit balance excludes brokered time deposits of $366.5 million.

MidWestOne FINANCIAL GROUP, INC.

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6 OUR VISION To be the preeminent relationship-driven community bank where our expertise and proactive approach generate meaningful impact for our stakeholders

7 Shareholder Value Strategy

8 Executive Management Driving Change Chip Reeves Chief Executive Officer Len Devaisher President and Chief Operating Officer Barry Ray Senior Executive VP and Chief Financial Officer ■ Joined MOFG as CEO in November 2022 ■ President and CEO for Beach Bancorp, Inc. from 2018-2022 ■ President and COO of Cascade Bancorp from 2012-2017 ■ Worked at Fifth Third Bank for 22 years, serving as Executive Vice President, Commercial Banking in Chicago and Chicago Market President ■ Joined MOFG as President and COO in July of 2020 ■ Served as the Wisconsin Region CEO of Old National Bank from 2016-2019 ■ Worked at Old National Bank beginning in 2000 in Commercial Banking and then in various line of business leadership roles from 2013-2016 ■ Joined MOFG as CFO in June of 2018 ■ Served in various roles at Columbia State Bank from 2006-2018, most recently as Chief Accounting Officer and Controller

9 Shareholder Value Goals - Exiting 2025 Annual EPS growth of 12% Strategic Framework Designed to Deliver Improved and Consistent Financial Results ROA of 110 - 120 bps Annual Tangible Book Value growth of 10% Efficiency Ratio of 55 - 57% Goal: Deliver Financial Results at the Median of MOFG's Peer Group Exiting 2025

10 MOFG's Five Strategic Pillars to Deliver Improved Results Exceptional Customer and Employee Engagement 1 Enhance MOFG's award winning culture with a renewed focus on performance and financial results 2 Protect and enhance MOFG's dominant community bank franchise through product expansion 3 Continue to hire exceptional relationship bankers and wealth management professionals 4 Develop specialty commercial banking verticals by attracting experienced professionals 5 Reviewing opportunities for efficiency gains and cost reduction Strong Core Local Banking Model Sophisticated Commercial Banking and Wealth Management Specialty Business Lines Improving our Efficiency and Operations

11 Strategic Pillar #1: Exceptional Customer and Employee Engagement Build Upon MOFG's Award-Winning Culture 1 Measurable goals aligned to MidWestOne's financial results 2 Invest in capabilities to achieve a successful transformation 3 Incentivize financial results focused performance metrics 4 Leverage employee feedback to drive improvements Results Driven Performance Results Driven Talent Development Reward Driven Performance Metrics Integrate Employee Insights to Improve

12 Strategic Pillar #2: Strong Core Local Banking Model Stable and Granular, Core Deposit Base Supports MOFG's Strategic Plan MOFG’s relationship driven community bank platform offers diverse products and services that attracts deposits from consumer and commercial customers while driving cross sell opportunities Average Account Size $29k Average Services Used 3.6 Average Branch Deposit Size $91mm Consumer Lending Growth 10% Relationship Driven Community Bank

13 Deposits 69% 19% 12% Insured Deposits Uninsured Deposits Collateralized Uninsured Deposits Deposit Highlights • Total uninsured deposits at March 31, 2023 were $1.72 billion, which includes $692.1 million of collateralized municipal deposits. • On average, customers have held their deposits at MidWestOne for approximately 11.6 years. • Average deposit account balance of $29 thousand. • Cycle-to-date interest bearing deposit beta was 24%. Uninsured Deposits(1) March 31, 2023 $ B ill io ns $5.47 $5.53 $5.66 $5.56 $5.34 $5.22 $5.20 $5.19 $0.13 $0.30 $0.46 $0.37 (0.70)% (2.22)% (0.37)% (0.30)% Deposits, Ex Brokered Brokered Deposits Change in Deposits, Ex Brokered 12/31/22 01/31/23 02/28/23 03/31/23 (1) Uninsured deposits per Bank's estimate of uninsured deposits on call report Schedule RC-O less collateralized municipal deposits as reported on Schedule RC-E. (2) Represents the change in deposits, ex brokered from the prior month-end. (2)

14 Strategic Pillar #3:Commercial Banking and Wealth Management Leaning Into Our Major Markets of the Twin Cities, Denver and Metro Iowa • Continue to hire experienced bankers with proven track records • Target companies from $20 - $100 million in revenues • Focus on major markets • Maintain a prudent approach to risk and growth • Exiting 2025 - targeting high single digit loan growth, annually Commercial Banking • Treasury Management is a key enabler to our commercial success • Will invest to expand our platform, product offerings, and talent • Goals - drive deposit growth, improve non-interest bearing deposit mix as a % of total deposits, & increase fee income Treasury Management • Beginning to see the results of our Twin Cities and Cedar Rapids team lift out which is starting to drive AUM growth • Will continue to look for team lift outs to further drive asset growth and fee income • Continue to add to MOFG's investment strategy platforms Wealth Management

15 Commercial Loan Portfolio Commercial and Industrial, 33% Agricultural, 3% Farmland, 6% Construction & Development, 10% Multifamily, 8% CRE-Other, 40% Commercial Loan Portfolio Mix - March 31, 2023 Commercial Loan Portfolio of $3.2 billion Commercial Loan Growth in Targeted Regions $ in Millions $865.4 $936.9$883.5 $1,011.8 Iowa Metro Twin Cities 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 $247.8 $375.9 Denver 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23

16 Focusing on Growth in Wealth Management $2.4 $2.4 $2.7 $2.7 $2.8 2019 2020 2021 2022 1Q23 $— $1.0 $2.0 $3.0 Investment Services and Trust Activity Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $8.0 $9.6 $11.7 $11.2 $2.7 $2.9 2019 2020 2021 2022 4Q22 1Q23 $— $5.0 $10.0 $15.0 Wealth Management Assets Under Administration • Building momentum in the Twin Cities with a talented wealth management team focused on leveraging strong relationships with our Retail and Commercial colleagues • Strengthened wealth management capabilities in the fourth quarter of 2021 with the addition of an experienced wealth management team in Eastern Iowa that collectively has more than 120 years of experience • Invested in financial technology that will improve the customer experience and streamline internal processes

17 Strategic Pillar #4: Specialty Business Lines Growth Opportunities in Specialty Commercial Business Lines Expand immediately into: • Commercial Real Estate • Government Guaranteed Lending • Agri Business Over the Medium Term: • Develop Deposit Vertical • Middle Market C&I • Government / Non-Profit • Sponsor Finance • Recruit Product Specialists • Innovative Commercial Loan Platform • Specialization Policy Development • Evolved Decisioning Process • Enhanced Compliance Controls Focus on Full Customer Relationship Acquisition Drive Deposit Growth While Maintaining Risk Management

18 Strategic Pillar #5: Improving Our Efficiency and Operations • Engaged a third-party strategic consulting firm to identify areas for efficiency gains and cost reduction • Re-allocating 2.5% of our operating expense base into more productive, profitable markets and departments • Reducing 2.5% of our Q4 2022 operating expense run rate to further lower our forward operating expense platform • Investing in digital capabilities and infrastructure: creating a three-year technology / digital road map focused on improving customer experience and enabling the company to achieve its strategic plan priorities Completed Operational Action Item Adapted mortgage business to the reduction in volume and demand in the real estate market Drive Operational Efficiency Improve efficiency and ability to scale operations to reduce costs and improve customer experiences Modernize Our Infrastructure Reduce core dependency to increase speed-to-market, control costs, and drive scalability

Strategic Enabler: Expanding and Enhancing our Digital Capabilities

Customers expect complete digital accessibility to manage their financial life. We intend to meet these demands with **continued investment** in financial technology and also talent acquisition, evidenced by our 2022 hire of a new Head of Digital Innovation, to **improve the customer experience** and **streamline internal processes**.

2019

- Zelle P2P Payments
- Modernized Online Deposit Account Platform
- Online Consumer Loan Application Platform
- Real-Time Account Alerts

2020

- PPP Loan Origination Platform + DocuSign
- Launched Open Architecture Digital Banking Platform
- Enhanced Electronic & Paper Account Statements

2021

- Mobile App Performance Enhancements
- Improved Online Banking Platform and Commercial Lending Process
- Contactless Chip Cards

2022

- Enhancements to Positive Pay Service
- Cloud-Based Construction Lending Platform
- New Trust Core System
- Launched an Enhanced Digital Consumer Loan Experience

2023-2024*

- New Deposit Account Opening Platform
- Digital Banking Experience Enhancements
- New Commercial Loan Origination System
- Implementation of a New Fraud Detection / Anti-Money Laundering System
- Piloting AI-Based Sales Recommendation Engine for Front-Line Retail Bankers

*Projected roll-out timing.

MidWestOne FINANCIAL GROUP, INC.

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20 Digital and Branch Banking Trends (1) Total digital includes mobile and online/desktop. Customer Interactions 44% 47% 8% 1% Mobile Logins Online/Desktop Logins Branch/Teller Transactions Service Center Calls 91% Digital(1) B ill P ay P ay m en ts Zelle P aym ents 83,903 91,011 9,503 14,094 Bill Pay Payments Zelle Payments Q1.22 Q2.22 Q3.22 Q4.22 Q1.23 78,000 84,000 90,000 96,000 8,000 12,000 16,000 20,000 Retail Payments

21 Goal: Deliver Improved and Consistent Financial Results • ROA of 90 - 100 bps • Deposit Growth of 2 - 4% • Loan Growth of 7 - 9% • Efficiency Ratio of 58 - 60% • Annual EPS growth of 12% • ROA of 110 - 120 bps • Annual Tangible Book Value growth of 10% • Efficiency Ratio of 55 - 57% Exiting 2024, Management Expects to Achieve: Exiting 2025, Management Expects to Achieve:

22 What does this mean for our Stakeholders? Simply Better Banking...delivered • Vast array of Advanced Products and Technology • Proactive Service • Industry Expertise Enabling more people to flourish • Strong Businesses Make Strong Communities • Philanthropic Giving, Economic Development, and Job Creation Clarity, Rewards, and Pride of Achievement • Clearly Defined Strategies, Goals, and Recognition • Expanded Career Opportunities, Development and Advancement • Esprit de Corps of Balanced Success Return with a Strong Corporate Citizen • Increased, and Appropriate, Return for Investment • Improved Efficiency, with an Ability to Scale Operations to Reduce Costs • Improved Performance Metrics to "Middle Third" Compared to Peers Exiting 2025 Customers Employees ShareholdersCommunities

23 Financial Performance

Financial Highlights

Earnings

- Net income of $1.4 million, or $0.09 per diluted common share. Excluding the loss from the balance sheet repositioning, adjusted earnings for the first quarter were $11.2 million (non-GAAP), or $0.72 per diluted common share (non-GAAP)
- Efficiency ratio was 62.32% (non-GAAP)

Balance Sheet Repositioning

- Executed the sale of $231 million in book value of available for sale debt securities as part of a balance sheet repositioning, resulting in a pre-tax loss of $13.2 million

Capital, Liquidity and Uninsured Deposits

- CET1 risk-based capital ratio improved 11 bps
- Strong liquidity position, with $1.7 billion of available borrowing capacity
- Total uninsured deposits, excluding collateralized municipal deposits, represent approximately 18.5% of total deposits

High Quality Loan Growth

- Annualized loan growth was 8.6% and remained centered in our targeted metro markets of the Twin Cities, Denver and Metro Iowa
- Nonperforming assets ratio of 0.23%; net charge-off ratio of 0.03%

Q1.23 Financial Highlights

	Dollars in millions	Q1.23	Change vs. Q4.22	Change vs. Q1.22
Balance Sheet	Total assets	$ 6,410.0	(2.55) %	7.55 %
	Total loans held for investment, net	3,919.4	2.05	20.59
	Total deposits	5,555.2	1.58	9.40
Capital and Liquidity	Equity to assets ratio	7.81 %	32 bps	(65) bps
	Tangible common equity ratio (non-GAAP)	6.48	31	(72)
	CET1 risk-based capital ratio	9.39	11	(42)
	Total risk-based capital ratio	12.31	24	(58)
	Loans to deposits ratio	70.55 %	33	654
Profitability	Net interest margin, tax equivalent (non-GAAP)	2.75 %	(18) bps	(4) bps
	Cost of total deposits	1.12	46	89
	Return on average assets	0.09	(88)	(86)
	Return on average tangible equity (non-GAAP)	2.70	(1,515)	(1,086)
	Efficiency ratio (non-GAAP)	62.32	453	186
Credit Risk Profile	Nonperforming loans ratio	0.37 %	(4) bps	(59) bps
	Nonperforming assets ratio	0.23	(1)	(30)
	Net charge-off ratio	0.03	(33)	(25)
	Allowance for credit losses ratio	1.27	(1)	(15)

- See the section "Non-GAAP Financial measures."
- Note: Financial metrics as of or for the quarter ended March 31, 2023.

MidWestOne FINANCIAL GROUP, INC.

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25 Balance Sheet 1Q23 vs. 4Q22 1Q23 vs. 1Q22 Period end balances, $ millions 1Q23 $ Change % Change $ Change % Change Loans $3,919.4 $78.8 2% $669.4 21 % Investment securities $2,071.8 -$211.2 (9) % -$278.1 (12) % Interest earning deposits in banks $5.3 $2.9 121% -$6.9 (57) % Deposits $5,555.2 $86.2 2% $477.5 9 % Borrowed funds $282.0 -$249.1 (47) % -$39.1 (12) % Shareholders' equity $500.7 $7.9 2% -$3.8 (1) % 1Q23 1Q23 Period end 1Q23 4Q22 vs. 4Q22 1Q22 vs. 1Q22 Tangible book value per share (non-GAAP) $26.13 $25.60 2% $26.98 (3) % Common equity Tier 1 capital ratio 9.4% 9.3% 10 bps 9.8% -40 bps AOCI $(78.9) $(89.0) 11% $(42.0) (88) % Return on average tangible equity (non-GAAP) 2.70% 17.85% -1515 bps 13.56% -1086 bps – See the section "Non-GAAP Financial Measures."

26 Balance Sheet - Debt Securities Portfolio Municipals, 19% MBS, 1% CLO, 6% CMO, 15% Corporate, 59% 1.97% 2.13% 2.27% 2.35% 2.40% Total Securities Held for Investment (FTE) Q1.22 Q2.22 Q3.22 Q4.22 Q1.23 Investment Securities Yield Available for Sale Debt Securities Portfolio Mix March 31, 2023 Municipals, 48% MBS, 7% CMO, 45% Held to Maturity Debt Securities Portfolio Mix March 31, 2023 • Investment Portfolio Mix: ◦ AFS Securities - $1.0 billion ◦ HTM Securities - $1.1 billion • Investment Portfolio Duration (Years): ◦ AFS Securities - 3.3 ◦ HTM Securities - 6.6 ◦ Total Securities - 5.0 • Allowance for credit losses for investments is $0 Portfolio Composition

27 Balance Sheet- Average Loans and Deposits – IB Deposits represent interest bearing deposits and NIB Deposits represent noninterest bearing deposits. – Loan yield, tax equivalent is a non-GAAP measure. See the Section "Non-GAAP Financial Measures." A ve ra ge b al an ce s, $ bi lli on s Average Deposits $5.04 $5.50 $5.55 $4.04 $4.38 $4.52 $1.00 $1.12 $1.03 0.29% 0.83% 1.38% IB Deposits NIB Deposits Cost of IB Deposits 1Q22 4Q22 1Q23 A ve ra ge b al an ce s, $ bi lli on s Average Loans $3.25 $3.79 $3.87 3.98% 4.66% 4.95% Loans Loan yield, tax equivalent 1Q22 4Q22 1Q23

28 Strong Liquidity Position 64.01% 65.21% 68.40% 70.22% 70.55% Q1.22 Q2.22 Q3.22 Q4.22 Q1.23 63.00% 64.00% 65.00% 66.00% 67.00% 68.00% 69.00% 70.00% 71.00% Loans to Deposits Ratio Balance Sheet Cash and Unpledged Securities: (dollars in millions) Cash and Cash Equivalents (1) $69.2 Unpledged Securities $698.5 (1) Comprised of cash and due from banks, interest-bearing deposits, and federal funds sold. Projected Investment Cash Flow: (dollars in millions) 3-Months $56.9 6-Months $93.1 1-Year $156.2 Off-Balance Sheet dollars in millions Available Federal Fund Lines $155.0 Unused FHLB Borrowing Capacity $777.2 Estimated Unused Brokered Deposit Capacity $250.0 Discount Window Capacity $419.4 Bank Term Funding Program Capacity $90.2 Total Unsecured and Pledged Funding Capacity $1,691.8 Additional Unpledged Securities $698.5 Total Funding Capacity + Unpledged Securities $2,390.3 March 31, 2023 March 31, 2023

29 Credit $ m ill io ns Nonperforming Assets 54% YoY Decline $31.46 $27.62 $26.07 $15.92 $14.44 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 $ m ill io ns Net Charge-Offs $2.2 $0.3 $0.6 $3.5 $0.3 1Q22 2Q22 3Q22 4Q22 1Q23 Credit Quality Measures $ millions 1Q22 2Q22 3Q22 4Q22 1Q23 Nonperforming assets ratio 0.53% 0.43% 0.40% 0.24% 0.23 % Net charge-off ratio 0.28% 0.03% 0.06% 0.36% 0.03 % Loans greater than 30 days past due and accruing $8.3 $12.3 $6.0 $6.7 $4.9 Allowance for credit losses ratio 1.42% 1.45% 1.39% 1.28% 1.27% (1) (1) The fourth quarter of 2022 includes the identification and resolution of problem credits.

30 Commercial Real Estate 4.7% 95.3% NOO CRE Office All Other Loans Non-Owner Occupied CRE Office March 31, 2023 $ millions 1Q23 Construction & Development $ 323.0 Farmland 183.9 Multifamily 255.7 CRE Other: NOO CRE Office 184.2 OO CRE Office 86.4 Industrial and Warehouse 334.0 Retail 251.5 Hotel 108.9 Other 329.7 Total Commercial Real Estate $ 2,057.3 Commercial Real Estate Portfolio(2) March 31, 2023 Portfolio Highlights March 31, 2023 $ millions Average NOO CRE Office outstanding principal $ 1.5 Commercial Real Estate Concentration: % of Total Capital Regulatory Threshold Construction, land development and other land 49% 100 % Total CRE loans(1) 200% 300% (1)Total CRE loans includes construction, land development and other land, in addition to multifamily and NOO CRE. (2) Represents the outstanding principal balance of the CRE portfolio.

31 Income Statement % Change 1Q23 vs. $ millions 1Q23 4Q22 1Q22 4Q22 1Q22 Net interest income $40.1 $43.6 $37.3 (8) % 8 % Noninterest income -4.0 10.9 11.6 (137) % (134) % Total revenue 36.1 54.5 48.9 (34) % (26) % Noninterest expense 33.3 34.4 31.6 (3) % 5 % Pre-tax, pre-provision earnings (non-GAAP) $2.8 $20.1 $17.3 (86) % (84) % Credit loss expense $0.9 $0.6 $0.0 50 % n / m Income tax expense $0.4 $3.5 $3.4 (89) % (88) % Net income $1.4 $16.0 $13.9 (91) % (90) % 1Q23 1Q23 1Q23 4Q22 1Q22 vs. 4Q22 vs. 1Q22 Net interest margin (non-GAAP) 2.75% 2.93% 2.79% -18 bps -4 bps Efficiency ratio (non-GAAP) 62.32% 57.79% 60.46% -453 bps -186 bps Diluted EPS $0.09 $1.02 $0.88 (91) % (90) % – See the section "Non-GAAP Financial Measures."

32 Appendix

33 Our Mission and Our Operating Principles Take care of our customers … and those who should be. Since our company was founded during the Great Depression, it has been our belief that the communities we serve are the purpose behind our existence. We passionately pursue success for our neighbors and we support organizations that create opportunities in our communities. Because we believe the positive actions of each one of us contributes to the success of us all. Our brand is built by the actions of our employees, supporting our mission statement, one relationship at a time. It's about caring. Our Operating Principles ◦ Expertise: Learn constantly so we can continually improve ◦ Integrity: Always conduct yourself with the utmost integrity ◦ Teamwork: Work as one team ◦ Talent: Hire and retain excellent employees ◦ Results: Generate impact for our stakeholders

34 Leadership within the Community $28 $425 Employee Company Company and Employee Giving $ thousands Note: Company & Employee Giving and Volunteer Hours are for YTD Q1.2023 Volunteer Hours 568 Hours $453 Business to Business Meal Packing - Stillwater, MN Habitat for Humanity - Cedar Valley

35 Long-term Shareholder Return Source: S&P Capital IQ Total Return Performance 215.5 156.2 MidWestOne Financial Group, Inc. S&P U.S. BMI Banks - Midwest Region Index 04/01/08 03/31/09 03/31/10 03/31/11 03/30/12 03/31/13 03/31/14 03/31/15 03/30/16 03/31/17 03/31/18 03/31/19 03/30/20 03/31/21 03/31/22 03/31/23 0.0 50.0 100.0 150.0 200.0 250.0 300.0

36 Non-GAAP Financial Measures

37 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio March 31, 2022 December 31, 2022 March 31, 2023 dollars in thousands Total shareholders' equity $ 504,457 $ 492,793 $ 500,650 Intangible assets, net (81,135) (92,792) (91,040) Tangible common equity $ 423,322 $ 400,001 $ 409,610 Total assets $ 5,960,214 $ 6,577,876 $ 6,409,952 Intangible assets, net (81,135) (92,792) (91,040) Tangible assets $ 5,879,079 $ 6,485,084 $ 6,318,912 Book value per share $ 32.15 $ 31.54 $ 31.94 Tangible book value per share (1) $ 26.98 $ 25.60 $ 26.13 Shares outstanding 15,690,125 15,623,977 15,675,325 Tangible common equity ratio (2) 7.20% 6.17% 6.48% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended March 31, 2022 December 31, 2022 March 31, 2023 dollars in thousands Loan interest income, including fees $ 31,318 $ 43,769 $ 46,490 Tax equivalent adjustment (1) 540 725 716 Tax equivalent loan interest income $ 31,858 $ 44,494 $ 47,206 Yield on loans, tax equivalent (2) 3.98% 4.66% 4.95 % Average Loans $ 3,245,449 $ 3,791,880 $ 3,867,110 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

38 Non-GAAP Financial Measures Efficiency Ratio For the Three Months Ended March 31, 2022 December 31, 2022 March 31, 2023 dollars in thousands Total noninterest expense $ 31,643 $ 34,440 $ 33,319 Amortization of intangibles (1,227) (1,770) (1,752) Merger-related expenses (128) (409) (136) Noninterest expense used for efficiency ratio $ 30,288 $ 32,261 $ 31,431 Net interest income, tax equivalent (1) $ 38,491 $ 44,879 $ 41,314 Noninterest income 11,644 10,940 (4,046) Investment securities (losses) gains, net 40 (1) (13,170) Net revenues used for efficiency ratio $ 50,095 $ 55,820 $ 50,438 Efficiency ratio 60.46% 57.79% 62.32% (1) The federal statutory tax rate utilized was 21%. (2) Noninterest expense adjusted for amortization of intangibles and merger-related expenses divided by the sum of tax equivalent net interest income, noninterest income and net investment securities (losses) gains. Pre-tax / Pre-provision Net Revenue For the Three Months Ended March 31, 2022 December 31, 2022 March 31, 2023 dollars in thousands Net interest income $ 37,336 $ 43,564 $ 40,076 Noninterest income 11,644 10,940 (4,046) Noninterest expense (31,643) (34,440) (33,319) Pre-tax / Pre-provision Net Revenue $ 17,337 $ 20,064 $ 2,711

39 Non-GAAP Financial Measures Return on Average Tangible Equity For the Three Months Ended March 31, 2022 December 31, 2022 March 31, 2023 dollars in thousands Net income $ 13,895 $ 16,002 $ 1,397 Intangible amortization, net of tax (1) 920 1,328 1,314 Tangible net income $ 14,815 $ 17,330 $ 2,711 Average shareholders' equity $ 524,851 $ 478,827 $ 498,547 Average intangible assets, net (81,763) (93,662) (92,002) Average tangible equity $ 443,088 $ 385,165 $ 406,545 Return on average equity 10.74% 13.26% 1.14 % Return on average tangible equity (2) 13.56% 17.85% 2.70% (1) The combined income tax rate utilized was 25%. (2) Annualized tangible net income divided by average tangible equity. Net Interest Margin, Tax Equivalent For the Three Months Ended March 31, 2022 December 31, 2022 March 31, 2023 dollars in thousands Net interest Income $ 37,336 $ 43,564 $ 40,076 Tax equivalent adjustments: Loans (1) 540 725 716 Securities (1) 615 590 522 Net Interest Income, tax equivalent $ 38,491 $ 44,879 $ 41,314 Average interest earning assets $ 5,588,001 $ 6,085,092 $ 6,100,456 Net interest margin, tax equivalent (2) 2.79% 2.93% 2.75% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets.

40 Non-GAAP Financial Measures Adjusted Earnings / Adjusted Diluted Earnings Per Common Share For the Three Months Ended March 31, 2022 December 31, 2022 March 31, 2023 dollars in thousands Net income $ 13,895 $ 16,002 $ 1,397 After tax loss on sale of debt securities(1) — — 9,837 Adjusted earnings $ 13,895 $ 16,002 $ 11,234 Weighted average diluted common shares outstanding 15,717,960 15,692,751 15,691,168 Earnings per common share Earnings per common share - diluted $0.88 $1.02 $0.09 Adjusted earnings per common share - diluted(2) $0.88 $1.02 $0.72 (1) The income tax rate utilized was 25.3%. (2) Adjusted earnings divided by weighted average diluted common shares outstanding.